                                                                   EXHIBIT 10.33



NEITHER THIS WARRANT NOR THE SHARES OF STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NO SALE, TRANSFER OR OTHER DISPOSITION OF THIS WARRANT OR SAID SHARES MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (ii) AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY OR (iii) RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED.

                    Shares Issuable Upon Exercise:   1,490


                              WARRANT TO PURCHASE
                       SHARES OF SERIES D PREFERRED STOCK


                           Expires September 11, 1999


         THIS CERTIFIES THAT, for value received, Dominion Fund II, a California limited partnership, is entitled to subscribe for and purchase 1,490 shares (as adjusted pursuant to provisions hereof, the "Shares") of the fully paid and nonassessable Series D Preferred Stock, $.001 par value per share, of Nanogen, Inc., a Delaware corporation (the "Company"), at a price per share of $5.12 (such price and such other price as shall result, from time to time, from adjustments specified herein is herein referred to as the "Warrant Price"), subject to the provisions and upon the terms and conditions hereinafter set forth. As used herein, the term "Preferred Stock" shall mean the Company's presently authorized Series D Preferred Stock, and any stock into or for which such Series D Preferred Stock may hereafter be converted or exchanged pursuant to the Restated Certificate of Incorporation of the Company as from time to time amended as provided by law and in such Certificate, and the term "Grant Date" shall mean September 11, 1992, the date on which that certain warrant (the "Nanotronics Warrant") to purchase shares of the Series A Preferred Stock, no par value, of Nanotronics, Inc., a California corporation ("Nanotronics"), was granted to Dominion Ventures, Inc. (as agent for Dominion Fund II, a California limited partnership) ("Dominion Ventures"). The Nanotronics Warrant was canceled in exchange for the issuance of this Warrant pursuant to the terms of that certain Agreement and Plan of Merger, dated as of December 18, 1997, as amended by an amendment thereto dated as of January 26, 1998, by and among the Company, Nanotronics and Nanogen Merger Subsidiary, Inc., a California corporation (which was merged with and into Nanotronics with Nanotronics surviving as a wholly owned subsidiary of the Company).

         1. Term. The purchase right represented by this Warrant is exercisable, in whole or in part, at any time and from time to time from and after the Grant Date and prior to the earlier of the seventh annual anniversary date of the Grant Date or the third annual anniversary of the consummation of the Company's initial public offering of its Common Stock, the aggregate gross proceeds from which exceed $10,000,000.

         2.      Method of Exercise; Net Issue Exercise.

         2.1 Method of Exercise; Payment; Issuance of New Warrant. The purchase right represented by this Warrant may be exercised by the holder hereof, in whole or in part and from time to time, by either, at the election of the holder hereof, (a) the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A duly executed) at the principal office of the Company and by the payment to the Company, by check, of an amount equal to the then applicable Warrant Price per share multiplied by the number of Shares then being purchased or (b) if in connection with a registered public offering of the Company's securities, the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A-1 duly executed) at the principal office of the Company together with notice of arrangements reasonably satisfactory to the Company for payment to the Company either by check or from the proceeds of the sale of shares to be sold by the holder in such public offering of an amount equal to the then applicable Warrant Price per share multiplied by the number of Shares then being purchased. The person or persons in whose name(s) any certificate(s) representing shares of Preferred Stock shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the shares represented thereby (and such shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of stock so purchased shall be delivered to the holder hereof as soon as possible and in any event within thirty days of receipt of such notice and, unless this Warrant has been fully exercised or expired, a new Warrant representing.the portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof as soon as possible and in any event within such thirty-day period.

                 2.2  Net Issue Exercise.

                 (a) In lieu of exercising this Warrant, holder may elect to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election in which event the Company shall issue to Holder a number shares of the Company's Preferred Stock computed using the following formula:

                                         X = Y(A-B)
                                             ------
                                                X

     Where    X  -    The number of shares of Preferred Stock to be issued to
                      Holder.
              Y  -    The number of shares of Preferred Stock purchasable under
                      this Warrant.
              A  -    The fair market value of one share of the Company's
                      Preferred Stock.
              B  -    Warrant price (as adjusted to the date of such
                      calculations).

                 (b) For purposes of this Section, fair market value of the Company's Preferred Stock shall mean the average of the closing bid and asked prices of the Company's Preferred Stock quoted on the Nasdaq National Market or the closing price quoted on any exchange on which the Preferred Stock is listed, whichever is applicable, as published in the Western Edition of The Wall Street Journal for the ten trading days prior to the date of determination of fair market value. If the Preferred Stock is not traded on an exchange, the fair market value shall be the price per share which the Company could obtain from a willing buyer for shares sold by the Company from authorized but unissued shares, as such price shall be determined by a qualified appraiser, mutually agreed upon by the Company and the holder hereof.

         3. Stock Fully Paid; Reservation of Shares. All Shares that may be issued upon the exercise of the rights represented by this Warrant and Common Stock issuable upon conversion of the Preferred Stock will, upon issuance, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by the Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of issuance upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Preferred Stock (and Common Stock issuable upon conversion thereof) to provide for the exercise of the right represented by this Warrant.

         4. Adjustment of Warrant Price and Number of Shares. The number and kind of securities purchasable upon the exercise of the Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

         (a) Reclassification or Merger. In case of any reclassification, change or conversion of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is a continuing corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall execute a new Warrant (in form and substance satisfactory to the holder of this Warrant) providing that the holder of this Warrant shall have the right to exercise such new Warrant and upon such exercise to receive, in lieu of each share of Preferred Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change or merger by a holder of one share of Preferred Stock. Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Paragraph 4. The provisions of this subparagraph (a) shall similarly apply to successive reclassifications, changes, mergers and transfers.

                 (b) Subdivisions or Combination of Shares. If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its Preferred Stock, the Warrant Price and the number of Shares issuable upon exercise hereof shall be proportionately adjusted.

                 (c) Stock Dividends. If the Company at any time while this Warrant is outstanding and unexpired shall pay a dividend payable in shares of Preferred Stock (except any distribution specifically provided for in the foregoing subparagraphs (a) and (b)), then the Warrant Price shall be adjusted, from and after the date of determination of stockholders entitled to receive such dividend or distribution, to that price determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction (a) the numerator of which shall be the total number of shares of Preferred Stock outstanding immediately prior to such dividend or distribution, and (b) the denominator of which shall be the total number of shares of Preferred Stock outstanding immediately after such dividend or distribution and the number of Shares subject to this Warrant shall be proportionately adjusted.

                 (d) No Impairment. The Company will not, by amendment of its Restated Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Paragraph 4 and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

                 (e) Notices of Record Date. In the event of any taking by the Company of a record of its stockholders for the purpose of determining stockholders who are entitled to receive payment of any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any share of any class or any other securities or property, or to receive any other right, or for the purpose of determining stockholders who are entitled to vote in connection with any proposed merger or consolidation of the Company with or into any other corporation, or any proposed sale, lease or conveyance of all or substantially all of the assets of the Company, or any proposed liquidation, dissolution or winding up of the Company, the Company shall mail to the holder of the Warrant, at least twenty
(20) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

         5. Notice of Adjustments. Whenever the Warrant Price shall be adjusted pursuant to the provisions hereof, the Company shall within thirty
(30) days of such adjustment deliver a certificate signed by its chief financial officer to the registered holder(s) hereof setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Price after giving effect to such adjustment.

         6. Fractional Shares. No fractional shares of Preferred Stock will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Warrant Price then in effect.

         7. Compliance with Securities Act; Disposition of Warrant or Shares of Preferred Stock.

         (a) Compliance with Securities Act. The holder of this Warrant, by acceptance hereof, agrees that this Warrant, the shares of Preferred Stock to be issued upon exercise hereof and the Common Stock to be issued upon conversion of such Preferred Stock are being acquired for investment and that such holder will not offer, sell or otherwise dispose of this Warrant or any shares of Preferred Stock to be issued upon exercise hereof (or Common Stock issued upon conversion of the Preferred Stock) except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "Act"). This Warrant and all shares of Preferred Stock issued upon exercise of this Warrant (unless registered under the Act) shall be stamped or imprinted with a legend in substantially the following form:

                 THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (ii) AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO THE COMPANY' THAT SUCH REGISTRATION IS NOT REQUIRED OR (iii) RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED.

         (b) Disposition of Warrant and Shares. With respect to any offer, sale or other disposition of this Warrant or any shares of Preferred Stock acquired pursuant to the exercise of this Warrant (or Common Stock issued upon conversion of such Preferred Stock) prior to registration of such shares, the holders hereof and each subsequent holder of the Warrant agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such holder's counsel, if reasonably requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act as then in effect or any federal or state law then in effect) of this Warrant or such shares of Preferred Stock or Common Stock and indicating whether or not under the Act certificates for this Warrant or such shares of Preferred Stock or Common Stock to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to insure compliance with the Act. Each certificate representing this Warrant or the shares of Preferred Stock or Common Stock thus transferred (except a transfer pursuant to Rule 144) shall bear a legend as to the applicable restrictions on transferability in order to insure compliance with the Act, unless in the aforesaid opinion of counsel for the holder, such legend is not required in order to insure compliance with the Act.

Nothing herein shall restrict the transfer of this Warrant or any portion hereof by the initial holder hereof to any partnership affiliated with the initial holder, or to any partner of any such partnership provided such transfer may be made in compliance with applicable federal and state securities laws. The Company may issue stop transfer instructions to its transfer agent in connection with the foregoing restrictions.

         8.      Rights as Stockholders: Information.

         8.1 Stockholder Rights. No holder of the Warrant, as such, shall be entitled to vote or receive dividends or be deemed the holder of Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise thereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

         8.2 Financial Statements and Information. The Company shall deliver to the registered holder hereof (i) as soon as is practicable but in any event within 90 days after the end of the fiscal year of the Company, a consolidated balance sheet of the Company as of the end of such year and a consolidated statement of income, retained earnings and cash flows for such year, which year-end financial reports shall be in reasonable detail and certified by independent public accountants of nationally recognized standing selected by the Company, and (ii) within 45 days after the end of each fiscal quarter other than the last fiscal quarter, unaudited consolidated statements of income, retained earnings and cash flows for such quarter and a consolidated balance sheet as of the end of such quarter. In addition, the Company shall deliver to the registered holder hereof any other information or data provided to the stockholders of the Company in their capacity as stockholders. The holder hereof shall receive and maintain the information furnished pursuant to this
Section 8.2 in confidence. The Company recognizes that the holder intends to report such information to its affiliates and agrees to such reporting, with the understanding that the holder hereof shall use reasonable care and judgment in conveying such information to its affiliates. This right to receive information is only assignable to affiliates of the original holder of this Warrant.

                 The covenants set forth in this Section 8.2 shall terminate and be of no further force or effect when the Company first becomes subject to the periodic reporting requirements of Sections 12 (f) or 15 (d) of the Securities Exchange Act of 1934, as amended.

         9. Registration Rights. The Company hereby covenants and agrees that the holder hereof (or any registered transferee thereof pursuant to Section 7 hereof), shall be entitled to participate in the registration rights with respect to the Preferred Stock or Common Stock issuable upon conversion thereof purchasable by the holder hereof pursuant to the Warrant, in the same manner and to the same extent as a "Holder" pursuant to the Company's Amended and Restated Investors' Rights Agreement, dated as of May 5, 1997, as amended by Amendment No.

1 thereto, dated as of August 1, 1997, a true and correct copy of which is attached hereto as Exhibit B (the "Registration Rights"). The holder hereof shall be deemed a "Holder" and the shares of Preferred Stock issuable upon exercise of this Warrant and Common Stock upon conversion thereof shall be deemed "Registrable Securities" as those terms are defined in the Registration Rights. Anything to the contrary notwithstanding, the holder of this Warrant may transfer the Registration Rights to any affiliate of the holder hereof.

         10.     Additional Rights.

         10.1 Second Sales. The Company agrees to assist the holder of this Warrant in obtaining liquidity if opportunities to make secondary sales of the Company's securities become available. To this end, the Company will promptly provide the holder of this Warrant with notice of any offer to acquire from the Company's security holders (other than offers by the Company) more than twenty percent (20%) of the total voting power of the Company and will cooperate with the holder in arranging the sale of this Warrant to the person or persons making such offer. Notwithstanding the foregoing, nothing herein shall be construed to grant to the holder a right of co-sale in any such event.

         10.2 Mergers. Unless the Company provides the holder of this Warrant with at least 30 days' notice of the proposed transaction, the Company will not
(i) sell, lease, exchange, convey or otherwise dispose of all or substantially all of its property or business, or (ii) merge into or consolidate with any other corporation (other than a wholly-owned subsidiary of the Company), or effect any transaction (including a merger or other reorganization) or series of related transactions, in which more than 50% of the voting power of the Company is disposed of. The Company will cooperate with the holder in arranging the sale of this Warrant in connection with any such transaction.

         11. Representations and Warranties. This Warrant is issued and delivered on the basis of the follows:

         (a) This Warrant has been duly authorized and executed by the Company and when delivered will be the valid and binding obligation of the Company enforceable in accordance with its terms;

         (b) The Shares have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable;

         (c) The rights, preferences, privileges and restrictions granted to or imposed upon the shares of Preferred Stock and the holders are as set forth in the Company's Restated Certificate of Incorporation, as amended, a true and complete copy of which has been delivered to the original holder of this Warrant;

         (d) The shares of Common Stock issuable upon conversion of the Shares have been duly authorized and reserved and, when issued in accordance with the terms of the Company's

Restated Certificate of Incorporation, as amended, will be validly issued, fully paid and nonassessable; and

         (e) The execution and delivery of this Warrant are not, and the issuance of the Shares upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the Company's Restated Certificate of Incorporation, as amended, or Bylaws, do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to the Company, and do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration with or the taking of any action in respect of or by, any Federal, state or local government authority or agency or other person.

         12. Amendment of Conversion Rights. During the term of this Warrant, the Company agrees that it shall not amend its Restated Certificate of Incorporation, as amended, without the prior written consent of the holder or holders entitled to purchase a majority of the Shares upon exercise of this Warrant if as a result of such amendment any of the conversion rights, including without limitation the conversion price or anti-dilution protection privileges, of the Preferred Stock would be affected.

         13. Modification and Waiver. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

         14. Notices. Any notice, request or other document required or permitted to be given or delivered to the holder hereof or the Company shall be delivered, sent by telecopy or shall be sent by certified or registered mail, postage prepaid, to each such holder at its address as shown on the books of the Company or to the Company at the address indicated therefore on the signature page of this Warrant.

         15. Binding Effect on Successors. This Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets, and all of the obligations of the Company relating to the Preferred Stock issuable upon the exercise of this Warrant shall survive the exercise and termination of this Warrant and all of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the holder hereof. The Company will, at the time of the exercise of this Warrant, in whole or in part, upon request of the holder hereof but at the Company's expense, acknowledge in writing its continuing obligation to the holder hereof in respect of any rights (including, without limitation, any right to registration of the shares of Registrable Securities) to which the holder hereof shall continue to be entitled after such exercise in accordance with this Warrant; provided, that the failure of the holder hereof to make any such request shall not affect the continuing obligation of the Company to the holder hereof in respect of such rights.

         16. Lost Warrants or Stock Certificates. The Company covenants to the holder hereof that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant or any stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company will make and deliver at the holders expense, if any, a new Warrant or stock certificate, or like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

         17. Descriptive Headings. The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

         18. Governing Law. THIS WARRANT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF CALIFORNIA.

                                       NANOGEN, INC.



                                       By: /s/ Howard Birndorf
                                          ------------------------------------
                                       Name: Howard Birndorf
                                       Title:

                                       10398 Pacific Center Court
                                       San Diego, California  92121


Date:  January 29, 1998

                                   EXHIBIT A

                               Notice of Exercise


To:  Nanogen, Inc.


         1. The undersigned hereby elects to purchase __________ shares of Series D Preferred Stock of Nanogen, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

         2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below:

______________________________
         (Name)


                         ______________________________
                         ______________________________
                         ______________________________
                                    (Address)

                         ______________________________
                                   (Telephone)


         3. The undersigned represents that the aforesaid shares being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.



                                       ________________________________________
                                       (Signature)

                                       Typed Name:_____________________________

                                       Address:________________________________

                                               ________________________________

                                               ________________________________

                                               ________________________________


_________________________________
(Date)

                                  EXHIBIT A-1

                               Notice of Exercise


To:  Nanogen, Inc.

         1. Contingent upon and effective immediately prior to the closing (the "Closing") of the Company's public offering contemplated by the Registration Statement of Form S-________, filed ____________________, 19___, the undersigned hereby elects to purchase _________ shares of Series D Preferred Stock of the Company (or such lesser number of shares as may be sold on behalf of the undersigned at the Closing) pursuant to the terms of the attached Warrant.

         2. Please deliver to the custodian for the selling stockholders a stock certificate representing such ____________ shares.

         3. The undersigned has instructed the custodian for the selling stockholders to deliver to the Company $_______________ or, if less, the net proceeds due the undersigned from the sale of shares in the aforesaid public offering. If such net proceeds are less than the purchase price for such shares, the undersigned agrees to deliver the difference to the Company prior to the Closing.



                                       ________________________________________
                                       (Signature)

                                       Typed Name:_____________________________

                                       Address:________________________________

                                               ________________________________

                                               ________________________________

                                               ________________________________


________________________________
(Date)





                                     A-1-1